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Exhibit 32

SECTION 1350 CERTIFICATION

        In connection with the Annual Report of Georgia Gulf Corporation (the "Company") on Form 10-K for the year ended December 31, 2007, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Paul D. Carrico, certify, to the best of my knowledge pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)
The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)
The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ PAUL D. CARRICO Paul D. Carrico President, Chief Executive Officer and Director
February 29, 2008

SECTION 1350 CERTIFICATION

        In connection with the Annual Report of Georgia Gulf Corporation (the "Company") on Form 10-K for the year ended December 31, 2007, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Mark E. Buckis, certify, to the best of my knowledge pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)
The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)
The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ MARK E. BUCKIS Mark E. Buckis Vice President—Corporate Controller and Interim Chief Financial Officer
February 29, 2008

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  Exhibit 32
SECTION 1350 CERTIFICATION
SECTION 1350 CERTIFICATION